SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

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AEGON/TRANSAMERICA SERIES TRUST
(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT DATED SEPTEMBER 20, 2006

AEGON/TRANSAMERICA SERIES TRUST (“ATST”)

ON BEHALF OF MFS INTERNATIONAL EQUITY

(Formerly AMERICAN CENTURY INTERNATIONAL)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll Free) 1-888-233-4339

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement is being furnished to the owners of variable life insurance policies or variable annuity contracts (either of which is commonly referred to as a “Policy” and each owner of a Policy is referred to as a “Policyowner”) invested in MFS International Equity (formerly American Century International) (the “Portfolio”) to provide information regarding the replacement of American Century Global Investment Management, Inc. (“American Century”) by Massachusetts Financial Services Company (“MFS”) as the sub-adviser of the Portfolio and the change of the Portfolio’s name from “American Century International” to “MFS International Equity.” On behalf of the Portfolio, the Board of Trustees (referred to herein as the “Board” or “Trustees”) approved a new sub-advisory agreement effective July 3, 2006, between Transamerica Fund Advisors, Inc. (“TFAI” or “Investment Adviser”) and MFS, a copy of which is attached hereto as Exhibit A (the “Sub-Advisory Agreement”). The terms and conditions of the Sub-Advisory Agreement are substantially similar to the terms and conditions of the former agreement between TFAI and American Century. Under the management of MFS, the Portfolio pursues its investment objective utilizing different investment strategies (see the discussion entitled “Principal Investment Strategies” below).

This information statement is provided in lieu of a proxy statement to Policyowners of record as of June 30, 2006, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TFAI to hire new non-affiliated sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement or interested persons, as defined in the Investment Company Act of 1940 (the “1940 Act”), of ATST or the parties to the Sub-Advisory Agreement (“Independent Trustees”), without obtaining shareholder approval. This information statement will be mailed beginning on or about September 20, 2006.

As a matter of regulatory compliance, you are receiving this information statement, which describes the management structure of the Portfolio and the terms of the Sub-Advisory Agreement as approved by the Trustees of ATST.

ATST, a series mutual fund consisting of several separate investment funds, is an open-end management investment company registered under the 1940 Act, and is organized as a Delaware statutory trust. The principal executive office of ATST is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

GENERAL INFORMATION

At a meeting of the Board held on April 4, 2006, TFAI proposed, and the Board approved, that American Century be replaced as sub-adviser to the Portfolio effective July 3, 2006. In approving this change, the Board noted that MFS proposed to manage the Portfolio with an experienced team of portfolio managers, and also considered the potential for improved investment performance and the qualification of MFS to manage the Portfolio and pursue the Portfolio’s international investment mandate.

Section 15 of the 1940 Act generally requires that a majority of the Portfolio’s outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, TFAI and the Board, on behalf of ATST, may enter into sub-advisory agreements on behalf of certain funds without receiving prior shareholder approval. On December 15, 1998, shareholders of ATST authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreement does not require shareholder consent.

The Portfolio will pay for the costs associated with preparing and distributing this information statement to its Policyowners.

THE INVESTMENT ADVISER

TFAI serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) dated January 1, 1997, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and remains in effect if approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on November 2, 2005. The Advisory Agreement was last approved by shareholders of American Century International on February 15, 2002.

TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON, NV, a Netherlands corporation and publicly traded international insurance group.

The Investment Adviser’s Directors and Principal Executive Officer, together with their principal occupations, are listed in Exhibit B. No Officer or Trustee of ATST (who is not a director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by or under common control with the Investment Adviser.

TERMS OF THE ADVISORY AGREEMENT

Pursuant to the Advisory Agreement, TFAI is subject to the supervision of the Trustees and, in conformity with the stated policies of ATST, manages the operations of the Portfolio and oversees the composition of the Portfolio, including the purchase, retention and disposition of the Portfolio’s securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of ATST and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such sub-advisory agreement. For its services, TFAI is compensated by the Portfolio at the following annual rates: 0.925% of the first $250 million of average daily net assets; 0.90% on assets over $250 million up to $500 million of average daily net assets; 0.85% on assets over $500 million up to $1 billion of average daily net assets; and 0.80% of average daily net assets over $1 billion. TFAI has contractually undertaken, until at least April 30, 2007, to waive fees and/or reimburse Portfolio expenses on behalf of MFS International Equity to the extent that normal operating expenses (including investment advisory fees, but excluding 12b-1 fees and certain extraordinary expenses) exceed, as a percentage of the average daily net assets of the Portfolio, 1.125%.

During the Portfolio’s most recently completed fiscal year ended December 31, 2005, TFAI received an annual total of $2,230,250 for service as the Portfolio’s investment adviser. The amount of investment management fees paid to TFAI had the new sub-advisory fee arrangements been in place during the Portfolio’s most recently completed fiscal year would have been the same.

TFAI reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention and renewal of agreements. In connection therewith, TFAI is obligated to keep certain books and records of ATST. TFAI also administers the business affairs of ATST and, in connection therewith, furnishes ATST with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, ATST’s custodian, and Transamerica Fund Services, Inc., ATST’s transfer and dividend disbursing agent. The management services of TFAI for ATST are not exclusive under the terms of the Advisory Agreement, and TFAI is free to, and does, render management services to others.

In connection with its management of the business affairs of ATST, TFAI bears the following expenses: (a) the salaries and expenses of all TFAI and ATST personnel, except the fees and expenses of the Independent Trustees; (b) all expenses incurred by TFAI or by ATST in connection with managing the ordinary course of ATST’s business, other than those assumed by ATST; and (c) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between TFAI and such sub-adviser.

The Advisory Agreement provides that TFAI will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory

Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the ATST Trustees, by vote of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act) or by TFAI, upon 60 days’ written notice to ATST.

TFAI acts as investment adviser to the following investment companies, in addition to ATST: Transamerica IDEX Mutual Funds and Transamerica Income Shares, Inc.

INFORMATION CONCERNING THE SUB-ADVISER

MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a registered investment adviser and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Financial, Inc. Exhibit C sets forth certain information concerning the Principal Executive Officer and each Director of MFS. No Officer or Trustee of ATST is an Officer, Manager, Director, employee or shareholder of MFS or has any other material direct or indirect interest in MFS, or is a person controlling, controlled by or under common control with MFS.

MFS is a diversified financial services organization which provides investment management and related services to other mutual funds and individual, corporate, charitable and retirement accounts. Exhibit D sets forth certain information regarding each registered investment company advised or sub-advised by MFS with an investment objective and strategy similar to the Portfolio.

Principal Investment Strategies

The name of the Portfolio has been changed to MFS International Equity as a result of the change in sub-adviser. The investment objective of the Portfolio – to seek long-term capital growth – remains unchanged.

MFS seeks to achieve this objective by investing, under normal market conditions, at least 80% of the Portfolio’s assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries. Under normal market conditions, the Portfolio invests in issuers economically tied to at least 10 different countries. The Portfolio may invest in companies of any size.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

The Portfolio focuses on foreign companies that MFS believes have above average growth potential and that are also trading at reasonable valuation.

The Portfolio may invest in derivative instruments. The Portfolio’s investments may also include securities traded in the Over-the-Counter (OTC) markets.

When MFS believes it is prudent, the Portfolio may invest a portion of its assets in equity equivalent securities, such as stock futures contracts or stock index futures contracts, as well as forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Consistent with its investment objective and policies, the Portfolio also may invest in “when-issued” securities.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the Portfolio) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio managers and MFS’s large group of equity research analysts.

In addition to seeking strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the Portfolio’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Under adverse or unstable market conditions, the Portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

TERMS OF THE SUB-ADVISORY AGREEMENT

The following summary of the Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.

The Sub-Advisory Agreement provides that, subject to TFAI’s and the Board’s supervision, MFS is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, MFS also provides TFAI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request.

Under the Sub-Advisory Agreement, MFS is compensated by TFAI (not the Portfolio) at the following annual rates: 0.475% of the first $500 million of average daily net assets; 0.45% over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion. By comparison, under the prior sub-advisory agreement with American Century, American Century received from TFAI sub-advisory fees at the following annual rates: 0.50% of the first $250 million of the Portfolio’s average daily net assets; 0.475% of the next $250 million of the Portfolio’s average daily net assets; 0.45% of the next $500 million of the Portfolio’s average daily net assets; and 0.40% of the Portfolio’s average daily net assets over $1 billion. During the

Portfolio’s most recently completed fiscal year ended December 31, 2005, American Century received an aggregate compensation equal to $1,190,399 from TFAI for services rendered to the Portfolio. The aggregate amount of investment management fees paid by TFAI had the Sub-Advisory Agreement been in place during the Portfolio’s most recently completed fiscal year would have been $1,155,037.

The Sub-Advisory Agreement was approved by the Board on April 4, 2006. The terms and conditions of the Sub-Advisory Agreement are substantially similar to the prior sub-advisory agreement with American Century sub-advisory agreement except for the lower sub-advisory fee, and will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio or by the Board, as well as the approval by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. However, the Sub-Advisory Agreement 1) may be terminated at any time on 60 days’ written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; 2) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio’s management agreement with TFAI; and 3) may be terminated at any time by MFS or TFAI on 60 days’ written notice to the other party.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, MFS will not be liable for any act or omission in connection with its activities as the sub-adviser for the Portfolio.

BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENT

At an in person meeting of the Board held on April 4, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board reviewed and considered the proposed Sub-Advisory Agreement to determine whether it should be approved. Following their review and consideration, the Trustees determined that the proposed Sub-Advisory Agreement will enable Portfolio shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the shareholders. The Board, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement and the Portfolio’s name change to “MFS International Equity.” In reaching their decision, the Trustees requested and obtained from TFAI and MFS such information as they deemed reasonably necessary to evaluate the approval of the agreement, including information prepared for their comparisons of the Portfolio, as currently managed by American Century, to a proprietary fund of MFS with an investment objective and investment strategies comparable to those of the Portfolio, that is managed by the proposed portfolio managers for the Portfolio with the strategies that MFS proposed to use to manage the Portfolio if it was appointed as sub-adviser (the “MFS Proprietary series”). They based their decision on the following considerations, among others, that they believed, in light of the legal advice furnished to them by Portfolio counsel and independent legal counsel and their own business judgment, to be relevant, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the sub-advisory services to be provided: The Board considered the nature and quality of services currently provided by MFS to other series within the fund complex, the services expected to be provided by MFS upon its appointment as sub-adviser to the Portfolio and, for comparison purposes, the services currently provided to the Portfolio by American Century. The Trustees favorably noted that MFS proposed to manage the Portfolio at a lower sub-advisory fee rate than American Century. The Board determined that MFS is capable of providing high quality services, as indicated by its reputation, track record in the industry, and the high quality investment management services it has provided to other series within the fund complex in the past. The Board considered the professional qualifications and experience of the prospective portfolio managers for the Portfolio and the depth and processes of MFS’s research team. The Board noted past regulatory issues at MFS, but concluded that MFS’s compliance culture has improved and is satisfactory. Consequently, the Board determined that MFS can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs, and of a quality equal or superior to the services currently provided by American Century.

The investment performance of the Portfolio: The Board considered the performance of the Portfolio and noted that it had expressed concerns about the Portfolio’s performance compared to its peers in the past, and that the Portfolio has been on a watch list for a period of time to permit the Board to gauge the ability of American Century to improve performance. For comparison purposes, the Board reviewed the performance information of the MFS Proprietary series and noted that the series has demonstrated investment performance stronger than the Portfolio. The Board further noted that the Portfolio would be managed in a like manner by the same management personnel as the MFS Proprietary series. Based on this information and an assessment of the nature, extent and quality of investment sub-advisory and related services expected to be provided by MFS, the Board determined that MFS would be capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objective, policies and strategies, and competitive with other investment companies.

The costs of advisory services provided and the level of profitability: The Board reviewed data that compared the Portfolio’s current management and sub-advisory fees against the proposed management and sub-advisory fees, noting that the management fee would remain the same but that the sub-advisory fee would be lower, which could in turn permit TFAI to lower its fee in the future. The Board carefully reviewed the proposal, and concluded that the proposed change of investment sub-adviser is reasonably likely to benefit the Portfolio and its shareholders. In addition, on the basis of the Board’s review of the management fee charged by TFAI for investment advisory and related services, the proposed sub-advisory fee to be paid to MFS and TFAI’s estimated profitability information, the Board concluded that the proposed level of investment management and sub-advisory fees, as well as TFAI’s profitability, are appropriate.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows: The Board noted that the Portfolio’s management fees and proposed investment sub-advisory fees include asset-based breakpoints, which permit economies of scale to be realized in the future if the Portfolio grows. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Portfolio has achieved economies of scale that are appropriately reflected in the investment management fee payable by the Portfolio and fee payable by TFAI to MFS in the future.

Benefits (such as soft dollars) to MFS from its relationships with the Portfolio: The Board concluded that other benefits anticipated to be derived by TFAI and MFS from their relationships with the Portfolio are expected to be reasonable and fair, and consistent with industry practice and the best interests of the Portfolio and its shareholders, as reflected by the relationships that TFAI and MFS maintain with other series within the ATST complex. The Board noted that TFAI does not realize “soft dollar” benefits from its relationship with the Portfolio, and that MFS would engage in “soft dollar” arrangements consistent with applicable law and “best execution” requirements, and, further, that MFS would be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of “soft-dollar” arrangements MFS may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations: In approving the appointment of MFS as sub-adviser to the Portfolio, the Board also considered MFS’s overall portfolio management capabilities, the historical effectiveness of its proposed investment program for other clients, as demonstrated by the MFS Proprietary series, its alignment of portfolio manager compensation with investment performance, and its improved compliance record.

PRINCIPAL SHAREHOLDERS

The shareholders of the Portfolio are Western Reserve Life Assurance Co. of Ohio, Transamerica Occidental Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc. and Peoples Benefit Life Insurance Company.

POLICYOWNER PROPOSALS

As a general matter, ATST does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

REPORTS

ATST will furnish, without charge, a copy of its most recent annual and semi-report to Policyowners upon request. Any such request should be directed to ATST by calling the number or by writing to the address shown on the front of this information statement.

ADDITIONAL INFORMATION

Service Providers. TFAI, the Portfolio’s investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATST’s principal underwriter and distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

Delivery of Certain Documents. As permitted by law, only one copy of this information statement is being delivered to Policyowners residing at the same address, unless such Policyowners have notified ATST of their desire to receive multiple copies of the reports, proxy statements and information statements ATST sends. If you would like to receive an additional copy, please contact ATST by calling the number or by writing the address shown on the front of this information statement. ATST will then promptly deliver, upon request, a separate copy of the information statement to any Policyowner residing at an address to which only one copy was mailed. Policyowners wishing to receive separate copies of ATST’s shareholder reports, proxy statements and information statements in the future, and Policyowners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

By Order of the Board of Trustees

Dennis P. Gallagher

Senior Vice President, Secretary and General Counsel

AEGON/Transamerica Series Trust

St. Petersburg, Florida

Exhibit A – Form of Sub-Advisory Agreement Relating to MFS International Equity

Exhibit B – Directors and Principal Executive Officer of TFAI

Exhibit C – Directors and Principal Executive Officer of MFS

Exhibit D – Similar Portfolios Information

EXHIBIT A

SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA FUND ADVISORS, INC. AND MFS INVESTMENT MANAGEMENT

SUB-ADVISORY AGREEMENT, made as of the 1st day of July, 2006 between Transamerica Fund Advisors, Inc. (the “Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and Massachusetts Financial Services Company (the “Sub-Adviser”), a Delaware corporation.

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of January 1, 1997, as amended (“Advisory Agreement”) with AEGON/Transamerica Series Trust (“ATST”), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), to provide or procure investment advisory services with respect to MFS International Equity (the “Portfolio”), a separate series of ATST; and

WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Portfolio, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.	Appointment.

The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, ATST, or the Portfolio in any way or otherwise be deemed the agent of any of them.

2.	Duties and Services of the Sub-Adviser.

A. Investment Sub-Advisory Services. Subject to the supervision of ATST’s Board of Trustees (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Portfolio in accordance with the Portfolio’s investment objective, policies, and restrictions applicable to the investment of the assets of the Portfolio as provided in the ATST Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATST by advance notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

(1)	provide investment research and analysis concerning the Portfolio’s investments and conduct a continuous investment program to the Portfolio;

(2)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other assets, and

(3)	place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Portfolio with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

(1)	use the same skills and care in providing its services to the Portfolio as it uses in providing investment services to other fiduciary accounts;

(2)	use its best efforts to cause its officers to attend meetings, either in person or via teleconference, of ATST and furnish oral or written reports, as ATST of the Investment Adviser may reasonably require, in order to keep ATST and its officers and Board fully informed as to the condition of the investments of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations;

(3)	furnish such information and reports relating to the services provided by the Sub-Adviser to the Portfolio as may reasonably be required by ATST or the Investment Adviser from time to time;

(4)	maintain the books and records required in connection with its duties hereunder;

(5)	keep the Investment Adviser informed of developments materially affecting the Portfolio and its investments; and

(6)	provide reasonable assistance to the Investment Adviser and the Board in their determination of the fair value, in accordance with the Trust’s valuation procedures, of securities and other assets in the Portfolio for which market prices are not readily available. The Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any security or other asset in the Portfolio.

C. Further Duties of the Sub-Adviser.

(1)	In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATST Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of ATST and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

(2)	The Sub-Adviser acknowledges that the Portfolio may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Portfolio, or an affiliated person of such other sub-adviser, concerning transactions for the Portfolio in securities or other Portfolio assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Portfolio’s assets as may be determined from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Portfolio’s assets concerning transactions for the Portfolio in securities or other assets.

D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio’s assets. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio (the “Custodian”) or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the

Portfolio, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or ATST or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Portfolio in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Portfolio received in a timely manner from the Custodian (or other relevant party) including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Portfolio reasonably informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Portfolio, the Sub-Adviser may include information about the Portfolio for purposes of participating in any settlements upon written agreement by the Portfolio. The Sub-Adviser shall not be liable for the failure to process any such corporate actions as a result of the Custodian’s (or other relevant party’s) failure to provide documentation in a timely manner.

F. Use of Name. The Sub-Adviser shall give the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “MFS” (hereinafter referred to as the “Mark”) in the United States as part of the name of the Portfolio, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark, destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark, and change its name accordingly. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

3.	Compensation.

For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

4.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Portfolio. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Portfolio, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Portfolio expenses.

5.	Duties of the Investment Adviser.

A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties and services under this Agreement.

B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents on an on-going basis, if any, as soon as practicable after such documents become available:

(1) The ATST Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

(2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

(3) The ATST Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Portfolio and its shares and all amendments thereto (“Registration Statement”);

(4) A certified copy of any publicly available financial statement or report prepared for ATST by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

(5) Copies of all policies and procedures adopted by the Investment Adviser and/or the Board applicable to the Sub-Adviser and its duties hereunder and any amendments thereto; and

(6) A list of all publicly traded affiliates of the Investment Adviser which may not be purchased by the Portfolio (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Investment Adviser for reporting transactions under applicable provisions of the 1940 Act.

The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement. All such information referenced in this Section 5 shall be conveyed to the Sub-Adviser in a timely manner so as to permit the Sub-Adviser to take such actions as may be required in an orderly fashion. Until the Investment Adviser, the Portfolio, or the Board delivers any document regarding the management of the Portfolio or the Sub-Adviser’s duties hereunder, including, but not limited to, the Registration Statement, the Prospectus, Trust, By-Laws, or Portfolio policies and procedures, the Sub-Adviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Investment Adviser, the Portfolio, or the Board to the Sub-Adviser.

C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof. The Investment Adviser shall not use any such materials without the Sub-Adviser’s prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser’s receipt thereof.

6.	Brokerage.

A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Portfolio securities, it will seek to obtain the best execution of its orders. Consistent with these obligations and the terms of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, subject to any procedures that the Board may adopt, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits provided to the Portfolio. In no instance will Portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

7.	Ownership of Records.

The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio. The Investment Adviser acknowledges that the Sub-Adviser is not the Portfolio’s accounting agent, and does not maintain the official books and records of the Portfolio.

8.	Reports.

The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

9.	Services to Other Clients.

To the extent consistent with the Sub-Adviser’s duties and services under this Agreement, nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10.	The Sub-Adviser’s Use of the Services of Others.

The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

11.	Liability and Indemnification of the Sub-Adviser.

The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Portfolio and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Investment Adviser shall indemnify and hold harmless the Sub-Adviser and its officers, directors, employees or agents from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from the Investment Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants, and agrees as follows:

A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such code of ethics and any amendments thereto for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Portfolio and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such policies and procedures and any amendments thereto for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

D. The Sub-Adviser has provided the Investment Adviser and ATST with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, has provided ATST and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any material amendments thereto), and agrees to reasonably assist the Portfolio in complying with the Portfolio’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable. The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio, and does not have access to all of the Portfolio’s books and records necessary to perform certain compliance testing. However, to the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Investment Adviser. The Sub-Adviser shall not be liable so long as it performs in accordance with such information and instructions. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

F. The Sub-Adviser acknowledges that the Portfolio offers its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies. Consequently, the Sub-Adviser will manage the Portfolio so that the Portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder, and any other rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies (together, the “Tax Rules”), and it will immediately notify the Investment Adviser and the Portfolio upon having a reasonable basis for believing that the Portfolio has ceased to (i) comply with such Tax Rules or may not be in compliance in the future; or (ii) qualify as a regulated investment company or may not so qualify in the future.

G. The Sub-Adviser shall promptly notify the Investment Adviser and the Portfolio in writing of any of the following events: (i) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (ii) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; and (iii) any change in actual control or management of the Sub-Adviser or the portfolio manager of the Portfolio.

H. The Sub-Adviser shall not divert the Portfolio’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Portfolio, any other series of ATST, or any other registered investment company.

13.	Term of Agreement.

This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act)

or by the Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of ATST or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days’ written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Portfolio, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

14.	Notices.

Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

If to ATST:

AEGON/Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, FL 33716

Attn: John K. Carter

Telephone: (727) 299-1824

Fax: (727) 299-1641

If to the Investment Adviser:

Transamerica Fund Advisors, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716

Attn: John K. Carter

Telephone: (727) 299-1824

Fax: (727) 299-1641

If to the Sub-Adviser:

MFS Investment Management

500 Boylston Street

21st Floor

Boston, MA 02116

Telephone: 617-954-5630

Fax: 617-954-7085

15.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Portfolio.

16.	Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

F. Confidentiality. Subject to the duty of the Sub-Adviser to comply with applicable law, including any demand of any regulatory body or taxing authority having jurisdication, the Sub-Adviser will maintain the strictest confidence regarding the business affairs of ATST and the Portfolio. Written reports furnished by the Sub-Adviser to ATST and the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of ATST and the Investment Adviser, except as disclosure may be required by applicable law.

G. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:
Name:
Title:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:
Title:

SUB-ADVISORY AGREEMENT

SCHEDULE A

PORTFOLIO	SUB-ADVISER COMPENSATION*
MFS International Equity	0.475% of the first $500 million of average daily net assets; 0.45% over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion

*	As a percentage of average daily net assets on an annual basis.

EXHIBIT B

Directors and Principal Executive Officer of the Investment Adviser

The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with the Investment Adviser*	Principal Occupation/Position
John K. Carter Director, President, and Chief Executive Officer Secretary and Chief Compliance Officer	President and Chief Executive Officer, ATST, Transamerica IDEX Mutual Funds (“TA IDEX”) and Transamerica Income Shares, Inc. (“TIS”); Director, President and Chief Executive Officer, Transamerica Fund Services, Inc. (“TFS”); Chief Executive Officer, Transamerica Investors, Inc. (“TII”); Vice President, AFSG Securities Corporation

Brian C. Scott Director	Trustee , ATST and TA IDEX; Director, TIS and TFS

Christopher A. Staples Director, Senior Vice President – Investment Management	Senior Vice President – Investment Management , ATST, TA IDEX, TIS; Vice President – Investment Administration, TII; Director and Senior Vice President, TFS (2005 – present)

*	As of August 31, 2006

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EXHIBIT C

Directors and Principal Executive Officer of MFS

The address of each of the following persons is 500 Boylston Street, Boston, MA 02116.

Name	Position with MFS
Robert J. Manning	Director, President, Chief Executive Officer, Chief Investment Officer
Robert C. Pozen	Director, Chairman
Martin E. Beaulieu	Director, Executive Vice President, Director of Global Distribution
Robin A. Stelmach	Director, Executive Vice President, Chief Operating Officer
Donald A. Stewart	Director
C. James Prieur	Director
James C. Baillie	Director
Ronald W. Osborne	Director
William K. O’Brien	Director

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EXHIBIT D

Other Portfolios Advised by MFS Investment Management

The following table lists certain information regarding comparable funds for which MFS provides investment advisory services, other than the Portfolio that is addressed by this Information Statement. All of the information below is given as of the end of the last fiscal year of each fund listed below.

Fund	Net Assets	Management Fee (as a percentage of average daily net assets)	Waiver, reimbursements, or reduction of Management Fee, if any
MFS Institutional International Equity Fund	$1.9 B	0.750%	-
Sub-Advised Fund 1: International Large Cap Value Fund	$57.8 M	0.450%	0.40% over $500 million; 0.375% on next $1 billion; 0.350% over $2 billion
Sub-Advised Fund 2: International Large Cap Portfolio	$3.2B	0.450%	0.40% over $500 million; 0.375% on next $1 billion; 0.350% over $2 billion
Sub-Advised Fund 3: International Fund	$1.010B	0.290%	-
Sub-Advised Fund 4: Cornerstone Strategy Fund	311.2M	0.290%	-
Sub-Advised Fund 5: International Growth I Fund	$124.5M	0.525%	0.50% over $250 million; 0.475% over $500 million
Sub-Advised Fund 6: International Growth Portfolio	$194.8M	0.350%	-
Sub-Advised Fund 7: Select Overseas Fund	$513.3M	0.475%	0.425% over $500 million; 0.40% over $1 billion; 0.375% over $2 billion

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